                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                   FORM 8-K/A
                           AMENDMENT NO. 3 TO FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 30, 1998

                         SHOREWOOD PACKAGING CORPORATION


               (Exact name of registrant as specified in charter)


            Delaware                     0-15007                11-2742734
(State or other jurisdiction of   (Commission File No.)        (IRS Employer
         incorporation)                                   Identification Number)



    277 Park Avenue, New York, New York                             10172
  (Address of principal executive offices)                       (Zip Code)


  Registrant's telephone number, including area code:          (212) 371-1500



                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(b)      Pro Forma Financial Information

         (i) Introduction To Unaudited Pro Forma Condensed Combined Financial Information

         (ii) Unaudited Pro Forma Condensed Combined Statement of Earnings For the 26 Weeks Ended October 31, 1998

         (iii) Unaudited Pro Forma Condensed Combined Statement of Earnings For the 52 Weeks Ended May 2, 1998

         (iv) Notes To Unaudited Pro Forma Condensed Combined Statements of Earnings

(c)      Exhibits

SHOREWOOD PACKAGING CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS
FOR THE 26 WEEKS ENDED OCTOBER 31, 1998
(In thousands, except per share amounts)



                                                         SHOREWOOD     QUEENS (a)
                                                        HISTORICAL     HISTORICAL     ADJUSTMENTS     PRO FORMA
                                                       -----------     -----------   ------------    ----------
Net Sales                                              $   260,737     $    65,503   $     --        $   326,240
                                                       -----------     -----------   ---------       -----------
Costs and Expenses:
      Cost of Sales                                        200,207          50,920         155 (b)       251,282
      Selling, General and Administrative                   28,903          11,215         984 (c)        39,934
                                                                                        (1,168)(b)
                                                       -----------     -----------   ----------      -----------
Earnings from Operations                                    31,627           3,368                        35,024
Other Income, net                                              859             939        (939)(d)           859
Interest Expense                                            (5,091)           (622)     (2,462)(e)        (8,175)
                                                       ----------      ----------    ---------       -----------

Earnings Before Provision for Income Taxes,
  Extraordinary Item and Cumulative Effect of
  a Change in Accounting Principle                          27,395           3,685                        27,708

Provision for Income Taxes                                  10,685              93          28 (f)        10,806
                                                       -----------     -----------   ---------       -----------
Earnings Before Extraordinary Item and
  Cumulative Effect of a Change in Accounting
  Principle                                            $    16,710     $     3,592                   $    16,902
                                                       ===========     ===========                   ===========

EARNINGS PER SHARE INFORMATION:
BASIC:
   Earnings Before Extraordinary Item and
     Cumulative of a Change in Accounting
     Principle                                         $       .63                                   $       .62
                                                       ===========                                   ===========

DILUTED:
   Earnings Before Extraordinary Item and
     Cumulative of a Change in Accounting
     Principle                                         $       .62                                   $       .61
                                                       ===========                                   ===========

WEIGHTED AVERAGE SHARES OUTSTANDING:
   Basic                                                    26,473                         808 (g)        27,281
                                                       ===========                   =========       ===========
   Diluted                                                  27,097                         808 (g)        27,905
                                                       ===========                   =========       ===========


See accompanying notes to unaudited pro forma condensed combined statements of earnings.

SHOREWOOD PACKAGING corporation
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS
FOR THE 52 WEEKS ENDED MAY 2, 1998
(In thousands, except per share amounts)


                                                         SHOREWOOD     QUEENS (h)
                                                        HISTORICAL     HISTORICAL    ADJUSTMENTS      PRO FORMA
                                                       -----------     ----------    -----------     -----------
Net Sales                                              $   415,386     $   150,896   $     --        $   566,282
                                                       -----------     -----------   ----------      -----------
Costs and Expenses:
      Cost of Sales                                        319,728         118,022          371 (b)      438,121
      Selling, General and Administrative                   46,410          27,594        2,430 (c)       73,631
                                                                                         (2,803)(b)
                                                       -----------     -----------   ----------      -----------
Earnings from Operations                                    49,248           5,280                        54,530
Other Income, net                                              743           1,367       (1,367)(d)          743
Interest Expense                                            (7,649)         (1,462)      (6,155)(e)      (15,266)
                                                       -----------     -----------   ----------      -----------

Earnings Before Provision for Income Taxes                  42,342           5,185                        40,007

Provision for Income Taxes                                  16,047             226       (1,111)(f)       15,162
                                                       -----------     -----------   -----------     -----------

Net Earnings                                           $    26,295     $     4,959                   $    24,845
                                                       ===========     ===========                   ===========

EARNINGS PER SHARE INFORMATION:
BASIC:
      Net Earnings                                     $       .97                                   $       .89
                                                       ===========                                   ===========

DILUTED:
      Net Earnings                                     $       .95                                   $       .86
                                                       ===========                                   ===========

WEIGHTED AVERAGE SHARES OUTSTANDING:
   Basic                                                    27,057                        1,000 (g)       28,057
                                                       ===========                   ==========      ===========
   Diluted                                                  27,723                        1,000 (g)       28,723
                                                       ===========                   ==========      ===========


See accompanying notes to unaudited pro forma condensed combined statements of earnings.

SHOREWOOD PACKAGING CORPORATION
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (Dollar amounts in thousands)



(a) Represents the historical financial statements of Queens for the 21 weeks ended September 27, 1998. The historical results of Queens from September 28, 1998 through October 31, 1998 are included within the historical results of Shorewood.

(b) Represents an adjustment to the historical salary expense of Queens relating to new contracts entered into with certain executives as part of the business combination, and certain reclassifications in order to conform the Queens financial statement classifications to the Company's.

(c) Represents the amortization of goodwill calculated as of May 4, 1997. Goodwill is being amortized over an estimated useful life of 40 years. Goodwill and the related amortization expense are subject to possible adjustment resulting from the completion of the final purchase price adjustments and appraisals.

(d) Represents the elimination of historical other income of a Queens affiliated entity that was not acquired.

(e) Represents the interest expense on the borrowings used to fund the Queens acquisition at an interest rate of 6.5%.

(f) Queens consisted of "S" corporations prior to the consummation of the acquisition. This adjustment reflects the net increase in the provision for income taxes assuming (i) Queens was a "C" corporation and (ii) the adjustments described in notes (b), (c), (d) and (e) above.

(g) Represents the weighted average shares issued in connection with the acquisition.

(h) Represents the historical financial statements of Queens for the 52 weeks ended May 3, 1998.

                                   SIGNATURES






                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SHOREWOOD PACKAGING CORPORATION



                             By:  /s/  Howard M. Liebman
                                  ------------------------------------------
                                       Howard M. Liebman
                                       President and Chief Financial Officer



Date:  July 23, 1999